Employee Benefits	12 Months Ended
Dec. 31, 2015
Postemployment Benefits [Abstract]
Employee Benefits
Employee Benefits
We sponsor defined contribution 401(k) plans that cover substantially all full-time salaried and hourly employees of our company and its subsidiaries. Eligible employees are permitted to contribute up to the maximum amount allowed by law. We match up to the first 4% of compensation contributed by employees. Expense recognized in connection with our contributions to the 401(k) plans totaled $27 million, $21 million and $13 million in the years ended December 31, 2015, 2014, and 2013, respectively.
We also have a nonqualified deferred compensation plan for certain key employees. Under this plan, eligible participants may defer up to 100% of their base salary and 100% of their bonus to provide tax-deferred growth for retirement. The funds deferred are invested in corporate-owned life insurance, under a rabbi trust.